Note 14 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Loss carry forward	$ 10,232	$ 6,382
Foreign Tax Jurisdiction [Member] | Canada Revenue Agency [Member]
Loss carry forward	316	1,265
Valuation allowance	0	0
Net	316	1,265
Domestic Tax Jurisdiction [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	106,271	77,676
Valuation allowance	75,106	23,362
Net	$ 31,165	$ 54,314